UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2014 (June 23, 2014)

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant's telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 27, 2014, Genco Shipping & Trading Limited (the “Company”), certain of its subsidiaries, and certain of its creditors entered into a written consent under its Restructuring Support Agreement dated as of April 3, 2014, as amended. The details of the Restructuring Support Agreement and an amendment to such agreement were previously described in Current Reports on Form 8-K, which were filed by the Company on April 3, 2014 and June 2, 2014, respectively.  Under the written consent, the deadline for confirmation of the plan of reorganization of the Company and certain of its subsidiaries under their ongoing Chapter 11 bankruptcy proceedings was extended to July 3, 2014.
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Item 2.02.	Results of Operations and Financial Condition.

As previously disclosed, on April 21, 2014, the Company and its subsidiaries other than Baltic Trading Limited and its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief (the "Chapter 11 Cases") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), Lead Case No. 14-11108 (SHL). The Debtors are required to provide monthly operating reports to the Office of the United States Trustee for the Southern District of New York (the "U.S. Trustee") pursuant to the U.S. Trustee's Operating Guidelines and Financial Reporting Requirements for Chapter 11 Cases. Such reports are also filed with the Bankruptcy Court.

On June 27, 2014, the Debtors filed their initial monthly operating report for the period from April 21, 2014 through May 31, 2014 (the "Monthly Operating Report") with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference. This Current Report on Form 8-K (including Exhibit 99.1 hereto) will not be deemed to be an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Limitation on Incorporation by Reference

The information set forth under this Item 2.02 and Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Securities Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the Debtors' securities. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report contains financial information that was not audited or reviewed by independent accountants, was not prepared in accordance with Generally Accepted Accounting Principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in any of the Debtors' securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for a period which is shorter and otherwise different from that required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. The Company undertakes no obligation to update or revise the Monthly Operating Report. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results, and the Monthly Operating Report

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should not be used as a basis for making investment decisions regarding any of the Debtors' securities.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and observations.  Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this report are the following:  the Company's ability to timely and effectively implement and execute its plans to restructure its capital structure; the Company's ability to arrange and consummate financing or sale transactions or to access capital; the extent to which the Company's operating results continue to be affected by weakness in market conditions and charter rates; whether the Company is able to generate sufficient cash flows to meet its liquidity needs, service its indebtedness and finance the ongoing obligations of its business; the Company's ability to continue as a going concern; the Company's ability to obtain Court approval with respect to motions in the Chapter 11 Cases; the Company's ability to prosecute, develop and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; the effects of the Court's rulings in the Chapter 11 Cases and the outcome of the cases in general; the length of time the Company will operate under the Chapter 11 Cases; the pursuit by the Company's various creditors, equity holders and other constituents of their interests in the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the ability to develop and consummate one or more plans of reorganization once such plans are developed; the potential adverse effects of the Chapter 11 proceedings on liquidity or results of operations; the effects of changes in the Company's credit ratings; the occurrence of any event, change or other circumstance that could give rise to the termination of the restructuring agreement or the equity commitment letter; increased administrative and restructuring costs related to the Chapter 11 Cases; the Company's ability to meet current operating needs, including the Company's ability to maintain contracts that are critical to its operation, to obtain and maintain acceptable terms with its vendors, customers and service providers and to retain key executives, managers and employees and other factors listed from time to time in the Company's filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent filings on Form 10-Q and Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2014, Genco Shipping & Trading Limited (the "Company") entered into a letter agreement with John C. Wobensmith to amend his employment agreement with the Company dated September 21, 2007, as previously amended to date (the "Genco Employment Agreement").  Mr. Wobensmith serves as the Company's Chief Financial Officer, Principal Accounting Officer, and Secretary.  In connection with the Prepackaged Plan of Reorganization proposed in the Company's ongoing chapter 11 bankruptcy case (as the same has been or may be amended, the "Prepack Plan"), Mr. Wobensmith has been identified to serve as an officer of the reorganized Company subject to the occurrence of the effective date under the Prepack Plan (the

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"Effective Date").   The Prepack Plan provides for the implementation of a 2014 Management Incentive Plan (the "MIP").  Mr. Wobensmith and other individuals are to receive allocations of awards under the MIP to be made following the Effective Date of the Prepack Plan.  Under the letter agreement, Mr. Wobensmith acknowledges, agrees to, and waives his right to object to the assumption of the Genco Employment Agreement as amended by the letter agreement in connection with the Prepack Plan.  In addition, if the specific allocation under the MIP to Mr. Wobensmith is not reasonably satisfactory to him, he may elect to terminate his employment and receive a lump sum payment of $2,000,000 along with unpaid amounts owed to him and other amounts and benefits to which he may be entitled under applicable plans, programs, arrangements, and agreements.  In the event of such election, Mr. Wobensmith is to remain employed by the reorganized Company for a period of up to sixty days, during which he would provide transition assistance.  The amendments contained in the letter agreement are subject to the occurrence of the Effective Date under the Prepack Plan.

Item 7.01.	Regulation FD Disclosure.

The disclosure contained under Item 2.02 above is incorporated into this Item 7.01 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1	Letter Agreement dated June 23, 2014 between Genco Shipping & Trading Limited and John C. Wobensmith.

99.1	Monthly Operating Report for the period from April 21, 2014 through May 31, 2014, filed with the United States Bankruptcy Court for the Southern District of New York

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED DATE: June 27, 2014

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement dated June 23, 2014 between Genco Shipping & Trading Limited and John C. Wobensmith.

99.1	Monthly Operating Report for the period from April 21, 2014 through May 31, 2014, filed with the United States Bankruptcy Court for the Southern District of New York

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